Exhibit 10.1

AMENDMENT NO. 3

TO

NOTE PURCHASE AGREEMENT

THIS AMENDMENT NO. 3 TO NOTE PURCHASE AGREEMENT (this “Amendment”) dated as of March 12, 2014, is entered into among Navistar Financial Securities Corporation, as the Seller (the “Seller”), Navistar Financial Corporation, as the Servicer (the “Servicer”), The Bank of Nova Scotia (“BNS”), as a Managing Agent and as a Committed Purchaser, Liberty Street Funding LLC (“Liberty Street”), as a Conduit Purchaser, Credit Suisse AG, New York Branch (“CS NYB”), as a Managing Agent, Credit Suisse AG, Cayman Islands Branch (“CS CIB”), as a Committed Purchaser, Alpine Securitization Corp. (“Alpine”), as a Conduit Purchaser, and Bank of America, National Association (“Bank of America”; together with BNS, Liberty Street, CS NYB, CS CIB and Alpine, the “Purchaser Parties”), as Administrative Agent (in such capacity, the “Administrative Agent”), as a Managing Agent and as a Committed Purchaser.

R E C I T A L S

A. The parties hereto are parties to that certain Note Purchase Agreement dated as of August 29, 2012 (as amended by Amendment No. 1 to Note Purchase Agreement dated as of March 18, 2013, and Amendment No. 2 to Note Purchase Agreement dated as of September 13, 2013, the “Agreement”).

B. The parties to the Agreement desire to extend the Scheduled Purchase Expiration Date to March 12, 2015.

D. Pursuant to Sections 2.04 and 11.01 of the Agreement, the parties to the Agreement desire to further amend the Agreement as hereafter set forth.

C. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Amendments to Agreement.

a. The definition of “Scheduled Purchase Expiration Date” in Section 1.01 of the Agreement is hereby amended to replace the date “September 12, 2014” set forth therein with the date “March 12, 2015”.

b. Section 5.01(k) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(k) Neither Transferor nor the Issuing Entity is an “investment company” or is controlled by an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”). In making such determination, the Issuing Entity does not rely exclusively on the exemption from the definition of “investment company” set forth in Section 3(c)(1) and/or 3(c)(7) of the Investment Company Act.”

c. Section 5.02(j) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(j) None of NFC, the Transferor or the Issuing Entity is an “investment company” or is controlled by an “investment company” within the meaning of the Investment Company Act. In making such determination, the Issuing Entity does not rely exclusively on the exemption from the definition of “investment company” set forth in Section 3(c)(1) and/or 3(c)(7) of the Investment Company Act.”

2. Representations and Warranties. The Seller hereby represents and warrants to each of the Purchaser Parties that, after giving effect to this Amendment, no potential Early Redemption Event or Early Redemption Event has occurred and is now continuing, and NFC hereby represents and warrants to each of the Purchaser Parties that, after giving effect to this Amendment, no potential Early Redemption Event, Early Redemption Event or Servicer Termination Event has occurred and is now continuing.

3. Effect of Amendment. All provisions of the Agreement, as amended by this Amendment, remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement in the Agreement or in any other document relating to the Seller’s securitization program shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

4. Conditions Precedent. The effectiveness of this Amendment is subject to (i) receipt (whether by e-mail, facsimile or otherwise) by the Administrative Agent of counterparts of this Amendment executed by each of the other parties hereto, (ii) receipt by the Administrative Agent of a certificate of the Seller and of the Servicer, each dated the date hereof, as to due execution, incumbency, good standing and other customary corporate matters, (iii) satisfaction of each of the conditions precedent described in Section 2.04 of the Agreement, (iv) receipt by each Managing Agent of opinions of counsel to the Seller and the Servicer, dated as of the date hereof, reasonably satisfactory in form and substance to the Managing Agents and their counsel, covering (A) corporate and enforceability matters, (B) Investment Company Act matters and (C) security interest matters, in each case as the Managing Agents may reasonably request and addressed to each Managing Agent, (v) receipt by Bank of America of a one-time, fully earned amendment fee in the amount of $225,000 payable by the Seller in immediately available funds on the date hereof, (vi) receipt by BNS of a one-time, fully earned amendment fee in the amount of $125,000 payable by the Seller in immediately available funds on the date hereof and (vii) receipt by CS CIB of a one-time, fully earned amendment fee in the amount of $150,000 payable by the Seller in immediately available funds on the date hereof.

5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

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6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law.

7. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

[signatures commence on the following page]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NAVISTAR FINANCIAL SECURITIES CORPORATION, as the Seller

By:	/s/ Mary Ellen Kummer
Name:	Mary Ellen Kummer
Title:	Vice President and Assistant Treasurer

NAVISTAR FINANCIAL CORPORATION, as the Servicer

By:	/s/ Mary Ellen Kummer
Name:	Mary Ellen Kummer
Title:	Vice President and Assistant Treasurer

[signatures continue on the following page]

BANK OF AMERICA, NATIONAL ASSOCIATION,
as the Administrative Agent

By:	/s/ Margaux L. Karagosian
Name:	Margaux L. Karagosian
Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as the Managing Agent for the Bank of America Purchaser Group

By:	/s/ Margaux L. Karagosian
Name:	Margaux L. Karagosian
Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as the Committed Purchaser for the Bank of America Purchaser Group

By:	/s/ Margaux L. Karagosian
Name:	Margaux L. Karagosian
Title:	Vice President

[signatures continue on the following page]

THE BANK OF NOVA SCOTIA,
as the Managing Agent for the Liberty Street Purchaser Group

By:	/s/ Paula J. Czach
Name:	Paula J. Czach
Title:	Managing Director

THE BANK OF NOVA SCOTIA, as the Committed Purchaser for the Liberty Street Purchaser Group

By:	/s/ Paula J. Czach
Name:	Paula J. Czach
Title:	Managing Director

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser for the Liberty Street Purchaser Group

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

[signatures continue on the following page]

CREDIT SUISSE AG, NEW YORK BRANCH, as the Managing Agent for the CS Purchaser Group		CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as the Committed Purchaser for the CS Purchaser Group

By:	/s/ Jason Muncy	By:	/s/ Jason D. Muncy
Name:	Jason Muncy	Name:	Jason D. Muncy
Title:	Vice President	Title:	Authorized Signatory

By:	/s/ Jason Ruchelsman	By:	/s/ Jason Ruchelsman
Name:	Jason Ruchelsman	Name:	Jason Ruchelsman
Title:	Vice President	Title:	Authorized Signatory

ALPINE SECURITIZATION CORP., as a Conduit Purchaser for the CS Purchaser Group

By:	Credit Suisse AG, New York Branch, as its administrative agent

By:	/s/ Jason Muncy
Name:	Jason Muncy
Title:	Vice President

By:	/s/ Jason Ruchelsman
Name:	Jason Ruchelsman
Title:	Vice President

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